                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1997, (97-3), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:



1. The Monthly Report for the period from November 1, 1997 to November 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and



2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.



IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1997.



                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/ Phyllis A. Knight
                                      ---------------------------
                                      Phyllis A. Knight
                                      Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 NOVEMBER 1997



                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 12/15/97


                                                    Total $        Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $10,423,267.92

 (b) Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

 (c) Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      10,423,267.92

A.   Interest
     (2)  Aggregate Interest

          a. Class A-1 Remittance Rate(5.88875%)     5.88875%
          b. Class A-1 Interest                    43,310.28        1.17054819
          c. Class A-2 Remittance Rate(6.49%)           6.49%
          d. Class A-2 Interest                   632,775.00        5.40833333
          e. Class A-3 Remittance Rate(6.73%)           6.73%
          f. Class A-3 Interest                   532,791.67        5.60833333
          g. Class A-4 Remittance Rate(6.93%)           6.93%
          h. Class A-4 Interest                   721,875.00        5.77500000
          i. Class A-5 Remittance Rate(7.14%)           7.14%
          j. Class A-5 Interest                   339,150.00        5.95000000
          k. Class A-6 Remittance Rate(7.32%)           7.32%
          l. Class A-6 Interest                   640,500.00        6.10000000
          m. Class A-7 Remittance Rate (7.64%
             unless the Weighted Average
             Contract rate is less than 7.64%)          7.64%
          n. Class A-7 Interest                   916,800.00        6.36666667

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 2



                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 12/15/97


                                                    Total $        Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

(3)  Amount applied to:
         a. Unpaid Class A Interest
               Shortfall                                 .00               .00

(4)  Remaining:
          a. Unpaid Class A Interest
                Shortfall                                .00               .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                                 4,325,565.51               N/A
         a. Scheduled Principal                   848,909.17               N/A
         b. Principal Prepayments               2,913,098.57               N/A
         c. Liquidated Contracts                  226,639.60               N/A
         d. Repurchases                                  .00               N/A
         e. Current Month Advanced Principal    1,783,633.96               N/A
         f. Prior Month Advanced Principal     (1,446,715.79)              N/A

     (6) Pool Scheduled Principal Balance     769,914,175.33

    (6b) Adjusted Pool Principal Balance      768,130,541.37      960.16317671
    (6c) Pool Factor                              0.96016318

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date         .00

     (8) Class A Percentage for such Remittance
         Date                                          92.23%

     (9) Class A Percentage for the following
         Remittance Date                               92.19%

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 3



                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 12/15/97



 (10)  Class A Principal Distribution:
       a. Class A-1                             4,325,565.51      116.90717595
       b. Class A-2                                      .00               .00
       c. Class A-3                                      .00               .00
       d. Class A-4                                      .00               .00
       e. Class A-5                                      .00               .00
       f. Class A-6                                      .00               .00


                                                    Total $        Per $1,000
                                                    Amount          Original
                                                  ----------      ------------


 (11)  Class A-1 Principal Balance              5,130,541.37      138.66328027
(11a)  Class A-1 Pool Factor                       .13866328

 (12)  Class A-2 Principal Balance            117,000,000.00      1000.0000000
(12a)  Class A-2 Pool Factor                      1.00000000

 (13)  Class A-3 Principal Balance             95,000,000.00      1000.0000000
(13a)  Class A-3 Pool Factor                      1.00000000

 (14)  Class A-4 Principal Balance            125,000,000.00      1000.0000000
(14a)  Class A-4 Pool Factor                      1.00000000

 (15)  Class A-5 Principal Balance             57,000,000.00      1000.0000000
(15a)  Class A-5 Pool Factor                      1.00000000

 (16)  Class A-6 Principal Balance            105,000,000.00      1000.0000000
(16a)  Class A-6 Pool Factor                      1.00000000

 (17)  Class A-7 Principal Balance            144,000,000.00      1000.0000000
(17a)  Class A-7 Pool Factor                      1.00000000

 (18)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                              .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 4



                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 12/15/97



C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (19)   31-59 days                            7,692,678.21               247

   (20)   60 days or more                       4,987,802.44               165

   (21)   Current Month Repossessions             930,316.71                33

   (22)   Repossession Inventory                2,730,909.44                94

   (23)   Weighted Average Contract Rate            10.15177


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

   (24)   Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current Remittance Date    1.00%

          (b) Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 3.5%)                                 .54%

  (25)    Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current Remittance Date    1.00%

          (b) Average Thirty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 5.5%)                                 .80%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 5



                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 12/15/97



 (26)  Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from April 1, 2001 to
           Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
           2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
           and 9.5% thereafter)                                            .03%

 (27)  Current Realized Losses Test
       (a) Current Realized Losses for current Remittance Date 101,552.24

       (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
           arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                           .11%

 (28)  Class M-1 Principal Balance Test

       (a) The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date (must equal
           or exceed 23.25%)                                             15.53%

 (29)  Class B Principal Balance Test

       (a) Class B Principal Balance (before any distributions
           on current Remittance Date) as of such Remittance date
           greater than $7,437,576.00                                      .00

       (b) Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance as of preceding Remittance Date is
           equal to or greater than 11.25%                                7.77%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.53%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 6



                         CUSIP#'S   393505-TZ8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 12/15/97



                                                    Total $        Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

CLASS M1 CERTIFICATES
---------------------

 (30)  Amount available (including Monthly
       Servicing Fee)                           2,270,500.46

A.     Interest
 (31)  Aggregate interest

       a.  Class M-1 Remittance Rate (7.53%,
           unless Weighted Average Contract
           Rate is below 7.53%)                         7.53%

       b.  Class M-1 Interest                     376,500.00        6.27500000

 (32)  Amount applied to Class M-1 Interest
       Deficiency Amount                                 .00                 0

 (33)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                 .00                 0

 (34)  Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall           .00                 0

 (35)  Remaining:
       a.  Unpaid Class M-1 Interest Shortfall           .00                 0

B.     Principal
 (36)  Formula Principal Distribution Amount             .00               N/A
       a.  Scheduled Principal                           .00               N/A
       b.  Principal Prepayments                         .00               N/A
       c.  Liquidated Contracts                          .00               N/A
       d.  Repurchases                                   .00               N/A

 (37)  Class M-1 Principal Balance             60,000,000.00     1000.00000000
(37a)  Class M-1 Pool Factor                      1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 7



                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 12/15/97


 (38)  Class M-1 Percentage for such Remittance
       Date                                              .00%


                                                    Total $        Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

 (39)  Class M-1 Principal Distribution:
       a.  Class M-1 (current)                           .00        0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                          .00

 (40)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date        .00

 (41)  Class M-1 Percentage for the following
       Remittance Date                                   .00%


Class B1 Certificates
---------------------

 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                            1,894,000.46

 (2)  Class B-1 Remittance Rate (7.51% unless
      Weighted Average Contract Rate is below 7.51%)    7.51%

 (3)  Aggregate Class B1 Interest                 200,266.67        6.25833333

 (4)  Amount applied to Unpaid Class
      B1 Interest Shortfall                              .00               .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                 .00               .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 8



                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 12/15/97

  (6) Amount applied to Class B1 Interest
      Deficiency Amount                                  .00

  (7) Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                  .00

  (8) Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date           .00

 (8a) Class B Percentage for such Remittance Date        .00


                                                    Total $        Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

  (9) Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)             .00

(10a) Class B1 Principal Shortfall                       .00

(10b) Unpaid Class B1 Principal Shortfall                .00

 (11) Class B Principal Balance                60,000,000.00

 (12) Class B1 Principal Balance               32,000,000.00

(12a) Class B1 Pool Factor                        1.00000000


Class B2 Certificates
---------------------

 (13) Remaining Amount Available                1,693,733.79

 (14) Class B-2 Remittance Rate (8.03%
      unless Weighted Average Contract
      Rate is less than 8.03%)                          8.03%

 (15) Aggregate Class B2 Interest                 187,366.67       6.69166667

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                             NOVEMBER 1997 - Page 9



                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 12/15/97



 (16)  Amount applied to Unpaid Class
       B2 Interest Shortfall                             .00               .00

 (17)  (Remaining Unpaid Class B2 Interest Shortfall     .00               .00

 (18)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date          .00

 (19)  Class B2 Principal Liquidation Loss Amount        .00

 (20)  Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                              .00

 (21)  Guarantee Payment                                 .00

 (22)  Class B2 Principal Balance              28,000,000.00

(22a)  Class B2 Pool Factor                       1.00000000


                                                    Total $        Per $1,000
                                                    Amount          Original
                                                  ----------      ------------

 (23)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                           322,459.51

 (24)  Class C Residual Payment                 1,183,907.61

 (25)  Class M-1 Interest Deficiency on such
       Remittance Date                                   .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS BCERTIFICATES
                                 MONTHLY REPORT
                            NOVEMBER 1997 - Page 10



                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 12/15/97



 (26)  Class B-1 Interest Deficiency on such
       Remittance Date                                     .00

 (27)  Repossessed Contracts Repossessed Contracts  930,316.71

 (28)  Repossessed Contracts Remaining
       in Inventory                               2,730,909.44